Exhibit 10.2

FIRST INCREMENTAL AMENDMENT AND WAIVER TO

CREDIT AGREEMENT

This FIRST INCREMENTAL AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 22, 2020 and is entered into by (i) INSTRUCTURE INTERMEDIATE HOLDINGS III, LLC, a Delaware limited liability company (“Holdings”), (ii) INSTRUCTURE HOLDINGS, LLC, a Delaware limited liability company (the “Parent Borrower”), (iii) INSTRUCTURE, INC., a Delaware corporation (the “Administrative Borrower”), (iv) the other Subsidiaries of Holdings signatory hereto, as Guarantors, (iv) the 2020 Incremental Lenders (as defined below) and any other Lenders party hereto that constitute all Lenders (any such Lender, a “Consenting Lender” and collectively, the “Consenting Lenders”) and (v) GOLUB CAPITAL MARKETS LLC (“Golub”), as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), and amends that certain Credit Agreement, dated as of March 24, 2020 (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among, inter alios, Holdings, the Parent Borrower, the Administrative Borrower, the other Guarantors signatory thereto, the Lenders from time to time party thereto, the Administrative Agent and Golub, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, the Administrative Borrower may request that lenders provide Incremental Term Loan Commitments by entering into an amendment executed by the Credit Parties, the Administrative Agent and the lenders providing such Incremental Term Loan Commitments, subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Administrative Borrower has requested and the lenders identified on Schedule A hereto (each a “2020 Incremental Lender”, and collectively, the “2020 Incremental Lenders”) have agreed to provide, subject to the terms and conditions set forth herein, Incremental Term Loan Commitments in an aggregate principal amount of $70,000,000.00 in accordance with Section 2.01(c) of the Credit Agreement, which will be established as a separate tranche from the tranche of Initial Term Loans (as defined in the Amended Credit Agreement) under the Credit Agreement;

WHEREAS, the Administrative Borrower intends to use the proceeds of the 2020 Incremental Term Loans (as defined below) for the purposes set forth in Section I.E.;

WHEREAS, the Administrative Borrower has requested, pursuant to Sections 2.01(c)(vi) and 13.01 of the Credit Agreement, that the provisions of the Credit Agreement be amended as set forth in this Amendment and certain waivers be entered into in connection with the Credit Agreement, in each case, subject to the terms and conditions set forth herein; and

WHEREAS, the Administrative Borrower, the Administrative Agent, the 2020 Incremental Lenders and the Consenting Lenders desire to amend the Credit Agreement and grant the waivers on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.    INCREMENTAL TERM LOANS

A.    Subject to the terms and conditions of this Amendment and the Credit Agreement, each 2020 Incremental Lender severally agrees to make an Incremental Term Loan (collectively, the “2020 Incremental Term Loans”) by delivering immediately available funds to the Administrative Borrower on the First Amendment Effective Date (as defined below) in a principal amount equal to the amount set forth opposite such 2020 Incremental Lender’s name on Schedule A attached hereto (the “2020 Incremental Term Loan Commitments”) and the existing Schedule 1.01(a) to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule A attached hereto. The 2020 Incremental Term Loan Commitments of each 2020 Incremental Lender hereunder will terminate upon the making in full by such 2020 Incremental Lender of the 2020 Incremental Term Loans referred to herein. Once borrowed, amounts repaid in respect of the 2020 Incremental Term Loans may not be reborrowed.

B.    With respect to the 2020 Incremental Term Loans, this Amendment shall constitute the notice required pursuant to Section 2.01(c)(i) of the Credit Agreement and an incremental amendment for purposes of Section 2.01(c)(vi) of the Credit Agreement, and the 2020 Incremental Term Loans shall be deemed to be incurred pursuant to clause (B) of Section 2.01(c)(ii) of the Credit Agreement notwithstanding that, as of the First Amendment Effective Date, (x) the LQA Recurring Revenue Net Leverage Ratio may exceed the Recurring Revenue Incremental Leverage Ratio on a Pro Forma Basis and (y) the Administrative Borrower may not have delivered the notice contemplated by the provisions of Section 2.01(c)(iii)(B) of the Credit Agreement. In reliance upon the representations, warranties and covenants of the Borrowers and each other Credit Party contained in this Amendment, and subject to the effectiveness and the terms and conditions of this Amendment, the Consenting Lenders hereby consent to the incurrence of the 2020 Incremental Term Loans in reliance on clause (B) of Section 2.01(c)(ii) of the Credit Agreement and waive the requirements that (x) the LQA Recurring Revenue Net Leverage Ratio does not exceed the Recurring Revenue Incremental Leverage Ratio on a Pro Forma Basis solely for such incurrence and (y) the Administrative Borrower deliver the notice contemplated by the provisions of Section 2.01(c)(iii)(B) of the Credit Agreement.

C.    After the funding of the 2020 Incremental Term Loans, the 2020 Incremental Term Loans shall be added as a new tranche of Term Loans under the Amended Credit Agreement and the 2020 Incremental Term Loans shall constitute a separate Tranche of Term Loans apart from the Initial Term Loans. Notwithstanding any provision to the contrary herein or in the Credit Agreement, except as set forth herein (including the amendments set forth in Section III hereof), the terms of the 2020 Incremental Term Loans shall be the same as the terms of the Initial Term Loans. Upon the First Amendment Effective Date, each 2020 Incremental Lender shall be a Lender, for all purposes of the Amended Credit Agreement, with an outstanding Term Loan under the Amended Credit Agreement. Following the First Amendment Effective Date and the funding of the 2020 Incremental Term Loans, each reference to “Term Loans” in the Credit Documents shall be a reference to the Initial Term Loans and the 2020 Incremental Term Loans, and each reference to “Lenders” in the Credit Documents shall include the 2020 Incremental Lenders, in each case, unless the context shall require otherwise, and the 2020 Incremental Lenders shall have the rights and obligations of a “Lender” under the Amended Credit Agreement and the other Credit Documents. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all such 2020 Incremental Term Loans, when made, are Term Loans for all purposes under the Credit Documents, and the Administrative Agent is authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

D.    The 2020 Incremental Term Loans shall be made as a single Eurodollar Term Loan, with an initial Interest Period that commences on the First Amendment Effective Date and ends on the last day of the Interest Period applicable to the Initial Term Loans. During such initial Interest Period, the interest rate (i.e., Applicable Margin plus the relevant Eurodollar Rate) applicable to the 2020 Incremental Term Loans shall be the same interest rate (i.e., Applicable Margin plus the relevant Eurodollar Rate) applicable for the Initial Term Loans (after giving effect to the amendments contemplated by this Amendment).

E.    The proceeds of the 2020 Incremental Term Loans shall be used (a) to fund the consideration payable in order to consummate the Certica Transactions on the First Amendment Effective Date, (b) to refinance certain existing debt of Certica Holdings Corp., a Delaware corporation (“Certica”), and its subsidiaries, (c) to pay fees and expenses incurred in connection with the Certica Transactions and (d) for the purposes set forth in Section 9.12(d) of the Amended Credit Agreement.

F.    The 2020 Incremental Term Loans shall be repaid in accordance with Section 2.05(b) of the Amended Credit Agreement and shall otherwise be the same as the Initial Term Loans.

SECTION II.    PERMITTED ACQUISITION

Notwithstanding anything herein or in any Credit Document to the contrary, the Administrative Agent, 2020 Incremental Lenders and the Consenting Lenders acknowledge and agree that the Certica Acquisition shall be deemed to be a Permitted Acquisition pursuant to clause (a) of the definition thereof for all purposes under this Amendment, the Amended Credit Agreement and the other Credit Documents.

SECTION III.    AMENDMENTS TO THE CREDIT AGREEMENT

The parties hereto agree that, on the First Amendment Effective Date, the Credit Agreement shall hereby be amended as follows:

A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2020 Incremental Lenders” shall have the meaning assigned to such term in the First Amendment.

“2020 Incremental Term Loans” shall have the meaning assigned to such term in the First Amendment.

“2020 Incremental Term Loan Commitments” shall have the meaning assigned to such term in the First Amendment; the original aggregate amount of the 2020 Incremental Term Loan Commitments on the First Amendment Effective Date is $70,000,000.

“2020 Incremental Term Loan Repayment Amount” shall have the meaning specified in Section 2.05(b)(ii).

“2020 Incremental Term Loan Repayment Date” shall have the meaning specified in Section 2.05(b)(ii).

“Certica” means Certica Holdings Corp., a Delaware corporation.

“Certica Acquisition” means the series of transactions in which Administrative Borrower will acquire directly or indirectly all of the outstanding equity interests of Certica pursuant to the Certica Acquisition Agreement.

“Certica Acquisition Agreement” means that certain Share Purchase Agreement made and entered into as of November 23, 2020, by and among the Administrative Borrower, Certica Holdings, LLC, a Delaware limited liability company, and Certica, together with the exhibits, schedules and annexes thereto and any amendments, modifications or waivers of any of the provisions thereof.

“Certica Transactions” shall mean, collectively, (a) the Certica Acquisition (including all transactions contemplated by the Certica Acquisition Agreement), (b) the execution and delivery of the First Amendment and the Credit Documents executed in connection therewith by the Credit Parties, the Borrowings thereunder on the First Amendment Effective Date and the application of the proceeds thereof as contemplated by the First Amendment, and (c) the payment of all fees and expenses incurred in connection with the consummation of the foregoing.

“First Amendment” means the First Incremental Amendment to Credit Agreement, dated as of December 22, 2020, among Holdings, the Administrative Borrower, the Guarantors party thereto, the 2020 Incremental Lenders, the other Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.

“Initial Term Loan” shall have the meaning specified in Section 2.01(a)(i), which, for the avoidance of doubt, shall not include any 2020 Incremental Term Loans.

“Initial Term Loan Repayment Amount” shall have the meaning specified in Section 2.05(b)(i).

“Initial Term Loan Repayment Date” shall have the meaning specified in Section 2.05(b)(i).

B.    The following definitions shall be amended and restated in their entirety as set forth below:

““Term Loan” means, as the context may require, the Initial Term Loans, any Incremental Term Loans (including, for the avoidance of doubt, any 2020 Incremental Term Loans), Refinancing Term Loan and/or any Extended Term Loan and, as so defined, includes an ABR Loan or a Eurodollar Loan, each of which is a Type of Term Loan hereunder. As of the First Amendment Effective Date, the outstanding principal amount of Term Loans is $841,125,000.

“Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as such Lender’s “Term Loan Commitment”, (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Term Loan Commitment and/or (c) any Incremental Term Loan Commitments (including, for the avoidance of doubt, any 2020 Incremental Term Loan Commitments), in each case as the same may be changed from time to time pursuant to the terms hereof.”

C.    Section 2.01(a)(i) shall be amended and restated as set forth below:

“(a) Term Loans.

(i) Subject to and upon the terms and conditions herein set forth, each Lender having a Term Loan Commitment severally agrees to make a loan or loans (collectively, the “Initial Term Loans” and each, individually, an “Initial Term Loan”) in the amount and in the currency set forth opposite such Lender’s name on Schedule 1.01(a) under “Term Loan Commitment” to the Borrowers, which Initial Term Loans (i) shall not exceed, for any such Lender, the applicable Term Loan Commitment of such Lender, (ii) shall not exceed, together with all other Term Loans, in the aggregate, the Total Term Loan Commitment, (iii) shall be made on the Closing Date, (iv) may, at the option of the Administrative Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Term Loans; provided, that all such Initial Term Loans made by each of the Lenders shall, unless otherwise specifically provided herein, consist entirely of Initial Term Loans of the same Type, and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.”

D.    Section 2.01(c)(v) shall be amended and restated as set forth below:

“(v)    Terms. The final maturity date of any Incremental Term Loan shall be no earlier (but may be later) than the final stated maturity date of the initial Term Loans and the weighted average life to maturity of any such Incremental Term Loan shall not be shorter (but may be longer) than the remaining weighted average life to maturity of the initial Term Loans (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of Term Loans prior to such date of determination). The interest rates and, subject to the sentence above, the amortization schedule applicable to any Incremental Term Loan, shall be determined by the Borrowers and the lenders thereunder and each Incremental Revolving Credit Loan shall not have amortization or scheduled mandatory commitment reductions (other than at maturity). The final maturity date of any Incremental Revolving Credit Loan shall be no earlier (but may be later) than the final stated maturity date of the initial Revolving Credit Loans. The all-in yield (including interest rate margins, any interest rate floors, original issue discount, upfront fees or similar yield-related discounts, deductions or payments (based on the lesser of a four-year average life to maturity or the remaining life to maturity), but excluding reasonable, customary and bona fide arrangement, structuring, amendment, underwriting and/or similar fees paid or payable to any arranger or any arranger’s Affiliates with respect to such Incremental Term Loan or Incremental Revolving Credit Loan) applicable to any Incremental Term Loan (other than the 2020 Incremental Term Loans) or any new Incremental Revolving Credit Loans shall not be more than 0.50% per annum higher than the corresponding all-in yield (determined on the same basis) applicable to the then outstanding initial Term Loans or the then outstanding initial Revolving Credit Loans, as applicable, or any outstanding prior Incremental Term Loan or Incremental Revolving Credit Loan, as applicable, unless the interest rate margin (and the interest rate floor, if applicable) with respect to the then outstanding initial Term Loans or initial Revolving Credit Loans, as applicable, and each outstanding prior Incremental Term Loan or Incremental Revolving Credit Loan, as the case may be, is increased by an amount equal to the difference between the all-in yield with respect to the Incremental Term Loan or the Incremental Revolving Credit Loan, as applicable, and the all-in yield on the then outstanding initial Term Loans or initial Revolving Credit Loans, as applicable, and any outstanding prior Incremental Term Loan or Incremental Revolving Credit Loans, as applicable, minus 0.50% per annum. Except with respect to amortization, pricing and final maturity as set forth in this clause (v), any Incremental Term Loan shall be on terms substantially similar to the initial Term Loans or no more onerous than the terms applicable to the then outstanding initial Term Loans, or any outstanding prior Incremental Term Loan (excluding terms applicable after the Latest Maturity Date) or terms otherwise reasonably satisfactory to the Administrative Agent; provided, that representations, warranties, covenants and events of default with respect to such Incremental Term Loan may be inconsistent with the initial Term Loans so long as, if any such representation, warranty, covenant or event of default is in addition to, or more restrictive than, those applicable to the initial Term Loans, either (x) the initial Term Loans shall receive the benefit of any such additional or more restrictive representation, warranty, covenant or event of default or (y) such representations, warranties, covenants or events of default shall be effective after the Maturity Date applicable to the initial Term Loans. Any Incremental Revolving Credit Loans shall be on the same terms (including all-in pricing and maturity date but excluding reasonable, customary and bona fide arrangement, structuring, amendment, underwriting and/or similar fees paid or payable to any arranger or any arranger’s Affiliates with respect to such Incremental Revolving Credit Commitments) as, and pursuant to documentation applicable to, the initial Revolving Credit Loans. The currency of any Incremental Facility shall be Dollars or any other currency reasonably acceptable to the Administrative Agent and the Lenders providing such Incremental Facility.”

E.    Section 2.05(b) shall be amended and restated as set forth below:

“(b) Term Loans. (i) The Borrowers agree to pay to the Administrative Agent, for the benefit of the Lenders of the Initial Term Loans, on each date set forth below (each, an “Initial Term Loan Repayment Date” and together with the 2020 Incremental Term Loan Repayment Date (as defined below), each, an “Term Loan Repayment Date”), the principal of the Initial Term Loans in the amounts set forth below opposite such Term Loan Repayment Date (each, an “Initial Term Loan Repayment Amount” and together with the 2020 Incremental Term Loan Repayment Amount (as defined below), each, a “Term Loan Repayment Amount”) (which Term Loan Repayment Amount shall be reduced as a result of, and after giving effect to, the application of prepayments in accordance with the order of priority set forth in Section 5.01 and Section 5.02(a)(viii)):

Term Loan Repayment Date	Term Loan Repayment Amount
June 30, 2020 and the last Business Day of each calendar quarter thereafter	0.25% of the aggregate initial principal amount of each Initial Term Loan funded on the Closing Date

Term Loan Maturity Date	The entire remaining principal amount of all Initial Term Loans and (ii) the Borrowers agree to pay to the Administrative Agent, for the benefit of the Lenders of the 2020 Incremental Term Loans, on each date set forth below (each, a “2020 Incremental Term Loan Repayment Date”), the principal of the 2020 Incremental Term Loans in the amounts set forth below opposite such 2020 Incremental Term Loan Repayment Date (each, a “2020 Incremental Term Loan Repayment Amount”) (which 2020 Incremental Term Loan Repayment Amount shall be reduced as a result of, and after giving effect to, the application of prepayments in accordance with the order of priority set forth in Section 5.01 and Section 5.02(a)(viii)):

2020 Incremental Term Loan Repayment Date	2020 Incremental Term Loan Repayment Amount
March 31, 2021 and the last Business Day of each calendar quarter thereafter	0.25% of the aggregate initial principal amount of each 2020 Incremental Term Loan funded on the First Amendment Effective Date

Term Loan Maturity Date	The entire remaining principal amount of all 2020 Incremental Term Loans

For the avoidance of doubt, the Borrowers agree to pay to the Administrative Agent, for the benefit of the applicable Lenders, on the Term Loan Maturity Date, all then outstanding Term Loans.”

SECTION IV.     CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment and the obligation of the 2020 Incremental Lenders to make the 2020 Incremental Term Loans are subject to the satisfaction (or waiver by the 2020 Incremental Lenders and Consenting Lenders signatory hereto) of each of the following conditions (the date upon which all of such conditions are satisfied or waived, the “First Amendment Effective Date”):

A.    Certica Acquisition. The Certica Acquisition shall have been consummated, or substantially concurrently with the initial funding of the 2020 Incremental Term Loans, shall be consummated, in each case, in all material respects in accordance with the terms of the Certica Acquisition Agreement.

B.    Execution. The Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed by each of the Credit Parties, each of the 2020 Incremental Lenders, the other Lenders party hereto, the Administrative Agent and the Collateral Agent.

C.    Certificates. The Administrative Agent shall have received a Solvency Certificate of a financial officer or other Authorized Officer of Holdings, on behalf of the Credit Parties, in form reasonably satisfactory to the Administrative Agents confirming that the Credit Parties and their Subsidiaries, taken as a whole, immediately after giving effect to the transactions contemplated herein are Solvent.

D.    Financial Statements. The Administrative Agent shall have received Certica’s and its Subsidiaries’ (i) audited consolidated balance sheet as of June 30, 2019, and statement of income and cash flows for the year then ended and (ii) unaudited consolidated balance sheet as of September 30, 2020, and statements of income and cash flows for the twelve (12)-month period then ended.

E.    Representations and Warranties. The representations and warranties made by each Credit Party set forth in Article VIII of the Credit Agreement or in any other Credit Document executed on or prior to the date hereof and the representations and warranties made by each Credit Party set forth in Section V hereunder shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.

F.    KYC. So long as requested at least ten (10) days prior to the First Amendment Effective Date, the Administrative Agent and the 2020 Incremental Lenders shall have received, at least three (3) days prior to the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulations.

G.    Fees; Expenses. There shall have been paid or shall be paid concurrently with the initial funding of the 2020 Incremental Term Loans, to the extent invoices have been received by the Administrative Borrower at least three (3) Business Days prior to the First Amendment Effective Date, (i) a closing fee structured as a cash payment to the Administrative Agent for the account of each 2020 Incremental Lender on the date hereof in an amount equal to 3.5% of the 2020 Incremental Term Loans funded by such 2020 Incremental Lender on the date hereof and (ii) all out-of-pocket expenses incurred by the Administrative Agent and required to be paid pursuant to Section 13.05 of the Credit Agreement in connection with the 2020 Incremental Term Loans and this Amendment.

H.    Legal Opinion; Customary Closing Documents; Refinancing. The Administrative Agent shall have received each of the following, dated as of the First Amendment Effective Date:

(a)    such duly executed certificates of resolutions or consents, incumbency certificates and/or other duly executed certificates of Authorized Officers of each Credit Party as the Administrative Agent or the 2020 Incremental Lenders may reasonably require, evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as an Authorized Officer in connection with this Amendment and the other Credit Documents to which such Credit Party is a party or is to be a party; provided, that such certifications may, to the extent applicable, reflect that no changes have been made since the original certifications provided to the Administrative Agent on the Closing Date;

(b)    such documents and duly executed certifications as the Administrative Agent or the 2020 Incremental Lenders may reasonably require to evidence that each Credit Party is duly organized, incorporated or formed, and, to the extent applicable, that each Credit Party is validly existing and in good standing (to the extent such concept exists in the applicable jurisdiction); provided, that such certifications may, to the extent applicable, reflect that no changes have been made since the original certifications provided to the Administrative Agent on the Closing Date;

(c)    a duly executed Notice of Borrowing in accordance with the requirements of Section 2.03 of the Credit Agreement;

(d)    an opinion of Kirkland & Ellis LLP addressed to the Administrative Agent, the Collateral Agent and the 2020 Incremental Lenders, in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters concerning the Credit Parties, the Amendment and the Credit Documents as the 2020 Incremental Lenders may reasonably request; and

(e)    evidence reasonably satisfactory to the Administrative Agent that the refinancing of existing third party debt for borrowed money of Certica and its subsidiaries pursuant to that certain Loan Agreement, dated February 11, 2016 (as amended, restated, supplemented or otherwise modified from time to time), by and among Certica, the other borrowers party thereto and Deerpath Capital II, LP, shall have occurred (or concurrently with the funding of the 2020 Incremental Term Loans, will occur) and all liens securing such indebtedness or other obligations thereunder have been (or concurrently with the initial funding of the 2020 Incremental Term Loans will be) released and/or terminated (other than customary liens permitted to be outstanding under the Credit Documents) (or signed pay-off letters with respect to such third party debt, and releases with respect to any liens securing such debt, will be placed in escrow and released upon the simultaneous closing of the Certica Acquisition (or such other arrangements related to the release of such liens that are reasonably satisfactory to the Administrative Agent) will be implemented); provided, that notwithstanding the foregoing, certain lien filings, if any, in the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable, on intellectual property owned by Certica and its subsidiaries relating to its existing credit facilities (the “Specified Lien Filings”) shall not be required to be removed on or prior to the First Amendment Effective Date, and the Administrative Borrower shall have seven (7) days following the First Amendment Effective Date (or such longer period as may be agreed by Administrative Agent in its reasonable discretion) to file (or to have filed) the appropriate documents to cause the Specified Lien Filings to be removed.

I.    No Event of Default. After giving effect to the waivers granted hereunder, no Event of Default shall have occurred and be continuing immediately prior and after giving effect to the Certica Acquisition.

J.    Officer’s Certificate. The Administrative Agent shall have received a certificate of an Authorized Officer of the Administrative Borrower pursuant to Section 2.01(c)(iv)(D) of the Credit

Agreement, dated at least three (3) Business Days prior to the First Amendment Effective Date, certifying the matters contained under Section 2.01(c)(iv) of the Credit Agreement and attaching financial statements and reasonably detailed supporting calculations, in form reasonably satisfactory to the Administrative Agent, to evidence compliance with the then applicable Financial Performance Covenant(s).

SECTION V.     REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, the Collateral Agent, the 2020 Incremental Lenders and the other Lenders party hereto to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, and for the 2020 Incremental Lenders to make the 2020 Incremental Term Loans, the Credit Parties hereto represent and warrant as of the date hereof:

A.    Confirmation of Representations and Warranties. The representations and warranties made by each Credit Party set forth in Article VIII of the Credit Agreement or in any other Credit Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date (in each case both before and immediately after giving effect thereto), with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.

B.    Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute and deliver this Amendment and the Amended Credit Agreement and carry out the terms and provisions of, the transactions contemplated by and to perform the obligations under this Amendment, the Amended Credit Agreement and any other Credit Document to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and the Amended Credit Agreement and performance of this Amendment, the Amended Credit Agreement and the other Credit Documents to which it is a party.

C.    Binding Effect. Each Credit Party has duly executed and delivered this Amendment and the other Credit Documents executed in connection with this Amendment to which it is a party and all such documents constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

D.    No Violation. None of (a) the execution and delivery of this Amendment and the Amended Credit Agreement and performance of this Amendment, the Amended Credit Agreement and the other Credit Documents by any Credit Party to which it is a party and compliance with the terms and provisions thereof, (b) the consummation of the transactions contemplated hereby or thereby on the relevant dates therefor will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other material Contractual Obligation, in the case of either clause (A) and (B) to which any Credit Party is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clauses (i), (ii)(A) or (ii)(B), to the extent that such conflict, breach, contravention or default would not reasonably be expected to have a Material Adverse Effect.

E.    Approval, Consents, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any material contract or instrument is required for the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement or the due execution and delivery of this Amendment and the Amended Credit Agreement or performance by any Credit Party of this Amendment, the Amended Credit Agreement or any other Credit Document to which it is a party. There does not exist any judgment, order, injunction or other restraint issued or, to the knowledge of Holdings, filed with respect to the transactions contemplated by this Amendment or the Amended Credit Agreement, the consummation of the transactions hereunder, the making of any Credit Extension or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under this Amendment, the Amended Credit Agreement or any other Credit Documents.

SECTION VI.    ACKNOWLEDGMENT AND CONSENT

Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the modifications contained herein. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case, as such terms are defined in the applicable Credit Document), including, for the avoidance of doubt, the 2020 Incremental Term Loans.

Each Credit Party hereby acknowledges and agrees that any of the Credit Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect, and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Credit Party (other than the Administrative Borrower) hereby acknowledges and agrees that, without limiting the reaffirmation and acknowledgement by such Credit Party under Sections VI and VII.A of this Amendment, (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Person is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.

SECTION VII.    MISCELLANEOUS

A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(ii)    Except for the consent, waivers, amendments and modifications expressly set forth herein, the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The consent, waivers, amendments and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Credit Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Credit Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Administrative Borrower remains subject to the terms of the Credit Agreement.

(iii)    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv)    Each Credit Party hereby (A) confirms that the obligations of such Credit Party under the Amended Credit Agreement (including with respect to the 2020 Incremental Term Loans) and the other Credit Documents (I) are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Credit Documents and (II) constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of the guarantee obligations of the Credit Parties pursuant to the Security Documents and all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Credit Document to the Collateral Agent, on behalf of and for the benefit of each Secured Party, as guarantees of and collateral security for the obligations under the Credit Documents in accordance with their respective terms, and (C) acknowledges and agrees that all of such guarantees, Liens and security interests, and all Collateral heretofore pledged as security for such obligations, shall not be impaired or adversely affected in any manner, and continue to guarantee and secured, and to remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

(v)    This Amendment shall be deemed to be a Credit Document.

(vi)    Upon the occurrence of the First Amendment Effective Date, each 2020 Incremental Lender that is not, prior to the effectiveness of this Amendment, a “Lender” under the Credit Agreement, (A) shall be a “Lender” for all purposes of the Amended Credit Agreement and the Credit Documents, (B) agrees to be bound by the terms and conditions of the Amended Credit Agreement and the other Credit Documents, and (C) will have all of the rights and obligation of a “Lender” under the Amended Credit Agreement and the Credit Documents.

(vii)    This Amendment is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Credit Agreement (including the Obligations) or to evidence, and does not evidence, payment of all or any portion of such obligations and liabilities.

B.    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS.

D.    Submission to Jurisdiction; Waivers; Waiver of Jury Trial. The provisions of Sections 13.14 and 13.16 of the Credit Agreement pertaining to consent to jurisdiction, service of process and waiver of jury trial are hereby incorporated by reference, mutatis mutandis.

E.    Indemnification. The Administrative Borrower hereby confirms that the indemnification provisions set forth in Section 13.05 of the Credit Agreement shall apply to this Amendment and the transactions contemplated hereby and each Lender party hereto confirms that the indemnification provisions set forth in Section 12.07 of the Credit Agreement shall apply to this Amendment and the transactions contemplated hereby.

F.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are deemed attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (e.g. “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. No posting to any e-system shall be denied legal effect merely because it is made electronically and each party hereto agrees not to contest the validity or enforceability of any posting on any e-system or e-signature merely because it is made electronically. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any other documents executed in connection herewith and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

G.    Entire Agreement. This Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

H.    Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as would be enforceable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:		INSTRUCTURE HOLDINGS, LLC, a Delaware limited liability company

		By:	/s/ Matthew A. Kaminer
		Name:	Matthew A. Kaminer
		Title:	Vice President

INSTRUCTURE, INC., a Delaware corporation

		By:	/s/ Matthew A. Kaminer
		Name:	Matthew A. Kaminer
		Title:	Executive Vice President

GUARANTORS:		INSTRUCTURE INTERMEDIATE HOLDINGS III, LLC, a Delaware limited liability company

		By:	/s/ Matthew A. Kaminer
		Name:	Matthew A. Kaminer
		Title:	Vice President

INSTRUCTURE HOLDING LLC, a Delaware limited liability company
MASTERYCONNECT, INC., a Delaware corporation
PORTFOLIUM, LLC, a Delaware limited liability company
PRACTICE XYZ, LLC, a Delaware limited liability company

By:	/s/ Matthew A. Kaminer
Name:	Matthew A. Kaminer
Title:	Executive Vice President

[Signature Page to First Amendment]

GOLUB CAPITAL MARKETS LLC, as Administrative Agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to First Amendment]

2020 INCREMENTAL LENDERS
Golub Capital BDC Funding II LLC
By:	GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to First Amendment]

CONSENTING LENDERS

GOLUB CAPITAL FUNDING CLO-8-2, Ltd.
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GBDC 3 Holdings LLC
By:	Golub Capital BDC 3, Inc., its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GC Finance Operations LLC
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GBDC 3 Funding LLC
By:	Golub Capital BDC 3, Inc., its sole member
By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 5 Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to First Amendment]

Consenting Lenders:
GCP Finance 7 Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 8 Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners ABS Funding 2019-1, Ltd.
By:	GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners ABS Funding 2020-1, L.P.
By:	GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to First Amendment]

2020 INCREMENTAL LENDERS:

Senior Credit (UWF) SPV LLC.

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

Goldman Sachs Private Middle Market Credit II LLC

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

CONSENTING LENDERS:

Goldman Sachs Private Middle Market Credit II LLC

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

GOLDMAN SACHS BDC, INC.

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II SPV II LLC

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

SENIOR CREDIT (UWF) SPV LLC

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

[Signature Page to First Amendment]

SENIOR CREDIT FUND (UCR) SPV LLC

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Authorized Signatory

MONROE CAPITAL INCOME PLUS CORPORATION,
in its capacity as a Consenting Lender

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MC INCOME PLUS FINANCING SPV LLC,
in its capacity as a Consenting Lender and a 2020 Incremental Lender

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
in its capacity as a Consenting Lender and a 2020 Incremental Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP,
as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
as general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

[Signature Page to First Amendment]

MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Consenting Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP, in its capacity as a Consenting Lender and a 2020 Incremental Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Consenting Lender and a 2020 Incremental Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

[Signature Page to First Amendment]

MONROE CAPITAL PRIVATE CREDIT FUND VT LP, in its capacity as a Consenting Lender and a 2020 Incremental Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND VT LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE (NP) U.S. PRIVATE DEBT FUND LP, in its capacity as a Consenting Lender

By: MONROE (NP) U.S. PRIVATE DEBT FUND GP LTD., its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Monroe Capital Fund Marsupial (LUX) Financing Holdco LP, in its capacity as a Consenting Lender

By: Monroe Capital Fund Marsupial (LUX) Financing Holdco GP LLC, its General Partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Monroe Capital Fund SV S.a.r.l., acting in respect of its Fund III (Unleveraged) Compartment, in its capacity as a Consenting Lender

By: Monroe Capital Management Advisors LLC, as Investment Manager

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

[Signature Page to First Amendment]

MC FINANCING SPV I, LLC, in its capacity as a 2020 Incremental Lender

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

[Signature Page to First Amendment]

2020 INCREMENTAL LENDERS:

NEW MOUNTAIN GUARDIAN III BDC, L.L.C.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NMFS LF I, INC.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

[Signature Page to First Amendment]

CONSENTING LENDERS:

NEW MOUNTAIN FINANCE DB, L.L.C.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NEW MOUNTAIN GUARDIAN III BDC, L.L.C.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NMFS LF I, INC.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NEW MOUNTAIN FINANCE CORPORATION

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NEW MOUNTAIN GUARDIAN II MASTER FUND-A L.P.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

NEW MOUNTAIN GUARDIAN PARTNERS II L.P.

By:	/s/ James W. Stone
Name:	James W. Stone
Title:	Authorized Signatory

[Signature Page to First Amendment]

2020 INCREMENTAL LENDERS:

OWL ROCK CAPITAL CORPORATION

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

OWL ROCK CAPITAL CORPORATION II

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

OWL ROCK TECHNOLOGY FINANCE CORP.

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

[Signature Page to First Amendment]

CONSENTING LENDERS:

OWL ROCK CAPITAL CORPORATION

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

OWL ROCK CAPITAL CORPORATION II

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

OWL ROCK TECHNOLOGY FINANCE CORP.

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

ORCC FINANCING IV LLC

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

OWL ROCK TECH FINANCING I LLC

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

[Signature Page to First Amendment]

2020 INCREMENTAL LENDERS:

TBCF I, LLC

By:	/s/ Scott Crabill
Name:	Scott Crabill
Title:	Managing Partner

[Signature Page to First Amendment]

CONSENTING LENDERS:

TBCF I (Offshore), LLC

By:	/s/ Scott Crabill
Name:	Scott Crabill
Title:	Managing Partner

TBCF II, LLC

By:	/s/ Scott Crabill
Name:	Scott Crabill
Title:	Managing Partner

TBCF II-A, LLC

By:	/s/ Scott Crabill
Name:	Scott Crabill
Title:	Managing Partner

TBCF I, LLC

By:	/s/ Scott Crabill
Name:	Scott Crabill
Title:	Managing Partner

[Signature Page to First Amendment]